UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2006 (November 12, 2006)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Equity Plans Amendments

On November 12, 2006, the Compensation Committee of the Registrant’s board of directors (the “Board”) approved amendments to certain of the Registrant’s equity plans which were ratified by the Board on November 13, 2006. The Massey Energy Company 2006 Stock and Incentive Compensation Plan, as amended and restated effective as of August 15, 2006 (the “2006 Plan”), was further amended (i) to adjust the manner in which “Fair Market Value” is calculated from the average of the highest and lowest price per share at which the Registrant’s shares are sold in the regular way on the New York Stock Exchange to the closing market price and (ii) to make mandatory adjustments in the number of shares awarded and the number of shares available for award under the 2006 Plan in the event of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like of or by the Registrant if it is necessary in order to retain the pre-event value of the awards. The amendment to the 2006 Plan is attached hereto as Exhibit 10.1 and is hereby incorporated into this Item 1.01. The definitional change to “Fair Market Value” was made to eliminate for future grants the need to disclose in the Registrant’s proxy statement the manner in which the fair market value was calculated as is required by the Securities and Exchange Commission if something other than the closing market price is used to determine the fair market value. The purpose in making share adjustments mandatory in certain circumstances is to avoid additional compensation expense charges by the Registrant under the Financial Accounting Standards Board’s “Share-Based Payment” standard in situations where share adjustments are made at the discretion of the Board or committee authorized to make such adjustments.

The following equity plans of the Registrant: (i) the Massey Energy Company Stock Plan for Non-Employee Directors (the “1995 Plan”), (ii) the Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors (the “1997 Plan”), (iii) the Massey Energy Company 1996 Executive Stock Plan (the “1996 Plan”), and (iv) the Massey Energy Company 1999 Performance Incentive Plan (the “1999 Plan”), were amended in a manner similar to the 2006 Plan to make mandatory adjustments in the number of shares awarded and the number of shares available for award under the plans in the event of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like of or by the Registrant if it is necessary in order to retain the pre-event value of the awards. The amendments to the 1995 Plan, the 1997 Plan, the 1996 Plan and the 1999 Plan are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 and are hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

2007 Long Term Incentive Award Program

On November 12, 2006, the Compensation Committee of the Registrant’s Board approved, and on November 13, 2006, the Board ratified, the terms and conditions of the Registrant’s 2007 Long Term Incentive Award Program (the “2007 LTI Program”) and the participants included in such program. The 2007 LTI Program grants varying amounts of stock options, restricted stock, restricted units and cash incentive awards to key employees of the Registrant, including the executive officers who were named in the Registrant’s 2006 Proxy Statement (the “Named Executive Officers”). Stock options, restricted stock, restricted units and cash incentive awards are granted under the 2006 Plan.

Pursuant to the terms of the 2007 LTI Program, one-third of the grant of stock options shall vest and become exercisable annually on each November 12 beginning in 2007. Any unvested amounts shall vest and become immediately exercisable upon (i) termination by reason of retirement, death or permanent and total disability, as determined in accordance with the Registrant’s applicable personnel policies or (ii) any termination within two years following a “Change of Control” (as defined in the 2006 Plan). A form of stock option agreement for the Named Executive Officers is attached hereto as Exhibit 10.6, and is hereby incorporated into this Item 5.02.

One-third of the grants of restricted stock shall vest and become free of restrictions annually on each November 12 beginning in 2007. One-third of the grants of restricted units shall vest and become payable in cash annually on each November 12 beginning in 2007. Any unvested amounts of restricted stock and restricted units shall vest and become immediately transferable upon (i) termination by reason of death or permanent and total disability, as determined in accordance with the Registrant’s applicable personnel policies or (ii) any termination within two years following a “Change of Control” (as defined in the 2006 Plan). A form of restricted stock agreement and a form of restricted unit agreement for the Named Executive Officers are attached hereto as Exhibits 10.7 and 10.8, respectively, and are hereby incorporated into this Item 5.02.

The grants of cash incentive awards shall be paid on or about March 31, 2010 if certain performance targets are met for fiscal years 2007, 2008 and 2009, based on earnings before taxes (EBT) or earnings before interest, taxes, depreciation and amortization (EBITDA), depending upon the category in which an executive officer is placed. The cash incentive awards for all of the Named Executive Officers except one, as well as for a few other executive officers, are based upon EBT and the cash incentive awards for the remaining Named Executive Officer and all other recipients are based upon EBITDA. A form of cash incentive award agreement based on EBT and a form of cash incentive award agreement based on EBITDA are attached hereto as Exhibits 10.9 and 10.10, respectively, and are hereby incorporated into this Item 5.02. The target amounts shall be payable upon (i) termination by reason of death or permanent and total disability, as determined in accordance with the Registrant’s applicable personnel policies or (ii) any termination within two years following a “Change of Control” (as defined in the 2006 Stock Plan). The Compensation Committee shall determine whether the financial targets have been achieved for such period.

Salary Changes of Named Executive Officers

In conjunction with its review of the 2007 LTI Program, the Compensation Committee conducted its annual salary review of the Named Executive Officers and other key employees and recommended to the Board that certain changes be made, with such changes to become effective January 1, 2007. On November 13, 2006, the Board approved the recommendations of the Compensation Committee. The salaries of the Named Executive Officers whose salaries will be adjusted are as follows:

Name	Title	Annual Salary
Baxter F. Phillips, Jr.	Executive Vice President and Chief Administrative Officer	$560,000
J. Christopher Adkins	Senior Vice President and Chief Operating Officer	$360,000
H. Drexel Short, Jr.	Senior Vice President, Group Operations	$330,000

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Amendment to Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.2	Second Amendment to Massey Energy Company Stock Plan for Non-Employee Directors.

10.3	Second Amendment to Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors.

10.4	Amendment to Massey Energy Company 1996 Executive Stock Plan.

10.5	Second Amendment to Massey Energy Company 1999 Performance Incentive Plan.

10.6	Form of stock option agreement

10.7	Form of restricted stock agreement.

10.8	Form of restricted unit agreement.

10.9	Form of cash incentive award agreement based on earnings before taxes.

10.10	Form of cash incentive award agreement based on earnings before interest, taxes, depreciation and amortization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: November 16, 2006	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

10.1	Amendment to Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.2	Second Amendment to Massey Energy Company Stock Plan for Non-Employee Directors.

10.3	Second Amendment to Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors.

10.4	Amendment to Massey Energy Company 1996 Executive Stock Plan.

10.5	Second Amendment to Massey Energy Company 1999 Performance Incentive Plan.

10.6	Form of stock option agreement

10.7	Form of restricted stock agreement.

10.8	Form of restricted unit agreement.

10.9	Form of cash incentive award agreement based on earnings before taxes.

10.10	Form of cash incentive award agreement based on earnings before interest, taxes, depreciation and amortization.